FAIR VALUE MEASUREMENT - Roll forward of major Level 3 Investments (Details) - Unobservable inputs (Level 3) - CNY (¥) ¥ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Roll forward of major Level 3 investments
Fair value of Level 3 Investments, beginning balance	¥ 941	¥ 2,095
Transfer out of Level 3	(41)	(1,216)
New addition	273	228
Disposal	(153)	(83)
Effect of exchange rate change	(17)	32
Expected credit losses	(28)	(92)
The change in fair value of the investments	(5)	(23)
Fair value of Level 3 Investment, ending balance	¥ 970	¥ 941
Fair Value, Asset, Recurring Basis, Unobservable Input Reconciliation, Asset, Gain (Loss), Statement of Other Comprehensive Income or Comprehensive Income [Extensible Enumeration]	Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax	Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax